INVESTMENT PROPERTIES	6 Months Ended
Jun. 30, 2019
Investment property [abstract]
INVESTMENT PROPERTIES
INVESTMENT PROPERTIES
The following table presents a roll forward of the partnership’s investment property balances, all of which are considered Level 3 within the fair value hierarchy, for the six months ended June 30, 2019 and the year ended December 31, 2018:

	Six months ended Jun. 30, 2019			Year ended Dec. 31, 2018
(US$ Millions)	Commercial properties	Commercial developments	Total	Commercial properties	Commercial developments	Total
Balance, beginning of period	$76,014	$4,182	$80,196	$48,780	$2,577	$51,357
Changes resulting from:
Property acquisitions(1)	1,335	94	1,429	31,783	1,658	33,441
Capital expenditures	649	512	1,161	1,098	1,185	2,283
Accounting policy change(2)	699	22	721	—	—	—
Property dispositions(3)	(444)	(25)	(469)	(4,115)	(451)	(4,566)
Fair value gains, net	(837)	287	(550)	784	462	1,246
Foreign currency translation	80	(10)	70	(1,387)	(121)	(1,508)
Transfer between commercial properties and commercial developments	87	(87)	—	1,123	(1,123)	—
Impact of deconsolidation due to loss of control(4)	(10,701)	(798)	(11,499)	—	—	—
Reclassifications to assets held for sale and other changes	(1,202)	(29)	(1,231)	(2,052)	(5)	(2,057)
Balance, end of period(5)	$65,680	$4,148	$69,828	$76,014	$4,182	$80,196

(1)	The prior year primarily includes the commercial properties and developments from the GGP acquisition in 2018.

(2)	Includes the impact of the adoption of IFRS 16 through the recognition of right-of-use assets. See Note 2, Summary of Significant Accounting Policies for further information.

(3)	Property dispositions represent the carrying value on date of sale.

(4)	Includes the impact of the deconsolidation of BSREP III investments. See below for further information.

(5)
Includes right-of-use commercial properties and commercial developments of $688 million and $30 million, respectively, as of June 30, 2019. Current lease liabilities of $31 million has been included in accounts payable and other liabilities and non-current lease liabilities of $687 million have been included in other non-current liabilities.

The partnership determines the fair value of each commercial property based upon, among other things, rental income from current leases and assumptions about rental income from future leases reflecting market conditions at the applicable balance sheet dates, less future cash outflows in respect of such leases. Investment property valuations are generally completed by undertaking one of two accepted income approach methods, which include either: i) discounting the expected future cash flows, generally over a term of 10 years including a terminal value based on the application of a capitalization rate to estimated year 11 cash flows; or ii) undertaking a direct capitalization approach whereby a capitalization rate is applied to estimated current year cash flows. Where there has been a recent market transaction for a specific property, such as an acquisition or sale of a partial interest, the partnership values the property on that basis. In determining the appropriateness of the methodology applied, the partnership considers the relative uncertainty of the timing and amount of expected cash flows and the impact such uncertainty would have in arriving at a reliable estimate of fair value. The partnership prepares these valuations considering asset and market specific factors, as well as observable transactions for similar assets. The determination of fair value requires the use of estimates, which are internally determined and compared with market data, third-party reports and research as well as observable conditions. There are currently no known trends, events or uncertainties that the partnership reasonably believes could have a sufficiently pervasive impact across the partnership’s businesses to materially affect the methodologies or assumptions utilized to determine the estimated fair values reflected in this report. Discount rates and capitalization rates are inherently uncertain and may be impacted by, among other things, movements in interest rates in the geographies and markets in which the assets are located. Changes in estimates of discount and capitalization rates across different geographies and markets are often independent of each other and not necessarily in the same direction or of the same magnitude. Further, impacts to the partnership’s fair values of commercial properties from changes in discount or capitalization rates and cash flows are usually inversely correlated. Decreases (increases) in the discount rate or capitalization rate result in increases (decreases) of fair value. Such decreases (increases) may be mitigated by decreases (increases) in cash flows included in the valuation analysis, as circumstances that typically give rise to increased interest rates (e.g., strong economic growth, inflation) usually give rise to increased cash flows at the asset level. Refer to the table below for further information on valuation methods used by the partnership for its asset classes.

Commercial developments are also measured using a discounted cash flow model, net of costs to complete, as of the balance sheet date. Development sites in the planning phases are measured using comparable market values for similar assets.

In accordance with its policy, the partnership generally measures and records its commercial properties and developments using valuations prepared by management. However, for certain subsidiaries, the partnership relies on quarterly valuations prepared by external valuation professionals. Management compares the external valuations to the partnership’s internal valuations to review the work performed by the external valuation professionals. Additionally, a number of properties are externally appraised each year and the results of those appraisals are compared to the partnership’s internally prepared values.
(a)2019 Transactions
Brookfield Strategic Real Estate Partners III (“BSREP III”) deconsolidation
In the first quarter of 2019, BSREP III held its final close with total equity commitments of $15 billion. Prior to final close, the partnership had committed to 25%, or a controlling interest in the fund and as a result, had previously consolidated the investments made to date. Upon final close, on January 31, 2019, the partnership reduced its commitment to $1.0 billion, representing a 7% non-voting position. As a result, the partnership lost control and deconsolidated its investment in the fund, which primarily consists of Forest City and 666 Fifth Avenue. The partnership will recognize its investment in BSREP III as a financial asset, initially recognized at fair value and remeasured on each reporting date through fair value gain or loss. As a result of the deconsolidation, investment properties decreased by $11,499 million, equity accounted investments decreased by $1,434 million, property, plant and equipment decreased by $789 million and debt obligations decreased by $13,601 million.

Adoption of IFRS 16
The impact of the January 1, 2019 adoption of IFRS 16 resulted in the recognition of ROU investment properties of $721 million. Fair value loss related to IFRS 16 ROU assets for the six months ended June 30, 2019 was $1 million. As of June 30, 2019, ROU investment properties was $718 million.

The key valuation metrics for the partnership’s consolidated commercial properties are set forth in the following tables below on a weighted-average basis:

		Jun. 30, 2019			Dec. 31, 2018
Consolidated properties	Primary valuation method	Discount rate	Terminal capitalization rate	Investment horizon (years)	Discount rate	Terminal capitalization rate	Investment horizon (years)
Core Office
United States	Discounted cash flow	6.9%	5.6%	12	6.9%	5.6%	12
Canada	Discounted cash flow	6.0%	5.4%	10	6.0%	5.4%	10
Australia	Discounted cash flow	6.9%	6.1%	10	7.0%	6.2%	10
Brazil	Discounted cash flow	9.7%	7.7%	6	9.6%	7.7%	6
Core Retail	Discounted cash flow	6.9%	5.6%	10	7.1%	6.0%	12
LP Investments- Office	Discounted cash flow	10.5%	7.4%	7	10.2%	7.0%	6
LP Investments- Retail	Discounted cash flow	8.8%	7.3%	10	8.9%	7.8%	9
Mixed-use	Discounted cash flow	7.8%	5.4%	10	7.8%	5.4%	10
Logistics(1)	Direct capitalization	5.8%	n/a	n/a	9.3%	8.3%	10
Multifamily(1)	Direct capitalization	5.0%	n/a	n/a	4.8%	n/a	n/a
Triple Net Lease(1)	Direct capitalization	6.5%	n/a	n/a	6.3%	n/a	n/a
Self-storage(1)	Direct capitalization	5.7%	n/a	n/a	5.7%	n/a	n/a
Student Housing(1)	Direct capitalization	5.5%	n/a	n/a	5.6%	n/a	n/a
Manufactured Housing(1)	Direct capitalization	5.4%	n/a	n/a	5.4%	n/a	n/a

(1)
The valuation method used to value multifamily, triple net lease, self-storage, student housing, logistics and manufactured housing properties is the direct capitalization method. The rates presented as the discount rate relate to the overall implied capitalization rate. The terminal capitalization rate and investment horizon are not applicable.

The following table presents the partnership’s investment properties measured at fair value in the condensed consolidated financial statements and the level of the inputs used to determine those fair values in the context of the hierarchy as defined in Note 2(i), Summary of Significant Accounting Policies: Fair value measurement, in the consolidated financial statements as of December 31, 2018:

	Jun. 30, 2019				Dec. 31, 2018
			Level 3				Level 3
(US$ Millions)	Level 1	Level 2	Commercial properties	Commercial developments	Level 1	Level 2	Commercial properties	Commercial developments
Core Office
United States	$—	$—	$14,902	$813	$—	$—	$14,415	$822
Canada	—	—	4,443	141	—	—	4,127	118
Australia	—	—	2,135	326	—	—	2,342	49
Europe	—	—	19	1,602	—	—	137	1,194
Brazil	—	—	342	—	—	—	329	—
Core Retail	—	—	16,618	488	—	—	17,224	383
LP Investments
LP Investments- Office(1)	—	—	7,877	509	—	—	7,861	577
LP Investments- Retail	—	—	2,725	—	—	—	3,408	6
Logistics	—	—	85	10	—	—	183	—
Multifamily	—	—	3,964	—	—	—	4,151	—
Triple Net Lease	—	—	4,504	—	—	—	5,067	—
Self-storage	—	—	888	65	—	—	847	84
Student Housing	—	—	2,152	194	—	—	2,031	386
Manufactured Housing	—	—	2,392	—	—	—	2,369	—
Mixed-Use(1)	—	—	2,634	—	—	—	11,523	563
Total	$—	$—	$65,680	$4,148	$—	$—	$76,014	$4,182

(1)	Includes the impact of the deconsolidation of BSREP III investments. See above for further information.

The following table presents a sensitivity analysis to the impact of a 25 basis point movement of the discount rate and terminal capitalization or overall implied capitalization rate on fair values of the partnership’s commercial properties for the six months ended June 30, 2019, for properties valued using the discounted cash flow or direct capitalization method, respectively:

Jun. 30, 2019
(US$ Millions)	Impact on fair value of commercial properties
Core Office
United States	$806
Canada	457
Australia	219
Brazil	10
Core Retail	830
LP Investments
LP Investments- Office	289
LP Investments- Retail	140
Logistics	4
Mixed-use	118
Multifamily	187
Triple Net Lease	206
Self-storage	31
Student Housing	93
Manufactured Housing	105
Total	$3,495